Filed pursuant to Rule 497
File No. 333-175654

FS INVESTMENT CORPORATION II

Supplement dated December 17, 2012
 to
Prospectus dated May 18, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation II dated May 18, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Public Offering Price

On December 14, 2012, we determined to increase our public offering price from $10.10 per share to $10.20 per share. This increase in the public offering price was effective as of our December 17, 2012 semi-monthly closing and first applied to subscriptions received from December 3, 2012 through December 16, 2012. The purpose of this action was to ensure that our net asset value per share did not exceed our offering price per share, after deducting selling commissions and dealer manager fees, as required by the 1940 Act.

Risk Factors
Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the sections of the Prospectus entitled “Risk Factors—Risks Related to Our Investments—We may enter into total return swap agreements or other derivative transactions which expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Total Return Swap” by adding the following immediately after the disclosure in each such section regarding the total return swap for senior secured floating rate loans entered into between Del River LLC (formerly known as IC-II Investments LLC), a wholly-owned financing subsidiary of FS Investment Corporation II, and Citibank, N.A. (dollar amounts are not presented in thousands):

On December 13, 2012, Del River entered into a fourth amendment to the TRS Agreement which increased the maximum market value of the portfolio of loans subject to the TRS (determined as of the time that each such loan becomes subject to the TRS) from $375.0 million to $425.0 million. No other material terms of the TRS changed in connection with the fourth amendment to the TRS Agreement.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures about Market Risk” by replacing the second sentence of the first paragraph of such section in its entirety with the following (dollar amounts are presented in thousands):

Under the terms of the TRS between Del River and Citibank, Del River pays fees to Citibank at a floating rate based on LIBOR in exchange for the right to receive the economic benefit of a portfolio of loans having a maximum notional amount of $425,000.